UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 West 31st Street, First Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 237-6141

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one redeemable warrant, and one right	MSSAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	MSSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MSSAW	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	MSSAR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

Metal Sky Acquisition Corporation is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Metal Sky”). On April 12, 2023, Metal Sky entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Future Dao Group Holding Limited, a Cayman Islands exempted company (the “Future Dao”), and Future Dao League Limited, a Cayman Islands exempted company and wholly owned subsidiary of Future Dao (the “Merger Sub”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, (i) Merger Sub will merge with and into Metal Sky (the “First Merger”), with Metal Sky surviving the First Merger as a wholly owned subsidiary of Future Dao, and (ii) Metal Sky will merge with and into Future Dao (the “Second Merger” and together with the First Merger, the “Mergers”), with Future Dao surviving the Second Merger (the “Business Combination”).

Pursuant to the Merger Agreement and subject to the approval of the shareholders of Metal Sky and Future Dao, among other things, (i) immediately prior to the effective time of the First Merger (the “First Effective Time”), each Ordinary Share of Metal Sky, par value $0.001 per share (the “Metal Sky Shares”), issued and outstanding, will automatically be converted into the right of the holder thereof to receive one Class A ordinary share of Future Dao (the “Future Dao Class A Ordinary Share”) after giving effect to the Share Split (as defined below), and will automatically be canceled upon consummation of the First Merger; (ii) each issued and outstanding warrant of Metal Sky sold to the public and to M-Star Management Corporation, a Cayman Islands limited liability company (the “Sponsor”), in a private placement in connection with Metal Sky’s initial public offering (the “Metal Sky Warrants”) will automatically and irrevocably be assumed by Future Dao and converted into a corresponding warrant exercisable for Future Dao Class A Ordinary Shares (the “Future Dao Warrants”); (iii) each ten (10) issued and outstanding Rights of Metal Sky (the “Metal Sky Rights”) will automatically and irrevocably be assumed by Future Dao and converted into one (1) corresponding Future Dao Class A Ordinary Share. No fractional Future Dao Class A Ordinary Shares will be issued in connection with such conversion and the number of Future Dao Class A Ordinary Shares to be issued to such holder upon such conversion will be rounded down to the nearest whole number and no cash will be paid in lieu of such Metal Sky Rights. Immediately prior to the First Effective Time, each issued and outstanding unit of Metal Sky (the “Metal Sky Unit”), consisting of one Metal Sky Ordinary Share, one Metal Sky Right and one Metal Sky Warrant, will be automatically separated (the “Unit Separation”) and the holder thereof will be deemed to hold one Metal Sky Ordinary Share, one Metal Sky Right and one Metal Sky Warrant.

Immediately prior to the First Effective Time, Future Dao will effect a recapitalization of its equity securities (the “Recapitalization”) including a share split of each outstanding Future Dao Ordinary Share into such number of Future Dao Ordinary Shares, calculated in accordance with the terms of the Merger Agreement, such that, based on a value of $350 million for all of the outstanding Future Dao Ordinary Shares, each Future Dao Ordinary Share will have a value of $10.00 per share after giving effect to such share split (the “Share Split”).

The Business Combination has been unanimously approved by the boards of directors of both Metal Sky and Future Dao pursuant to a written resolution. The Business Combination is expected to close prior to the end of 2023.

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Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Metal Sky shareholders; (ii) receipt of the required approval by the Future Dao shareholders; (iii) after giving effect to the exercise of the redemption rights of the Metal Sky shareholders (the “Metal Sky Shareholder Redemption”), the combined company having at least $5,000,001 of net tangible assets immediately after the consummation of the Second Merger (the “Second Effective Time”); (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Mergers; (v) the approval for listing of Future Dao Ordinary Shares and/or Future Dao Warrants in connection with the Mergers upon the Closing (as defined in the Merger Agreement) on Nasdaq (as defined below), subject only to official notice of issuance thereof; (vi) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the absence of any stop order issued by the Securities and Exchange Commission (“SEC”) which remains in effect with respect to the Registration Statement; (vii) completion of the Recapitalization of Future Dao’s share capital in accordance with the terms of the Merger Agreement and Future Dao’s organizational documents; (viii) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the SEC, necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable; and (ix) the termination of the Trust Deed by and among Future Dao, Eminent Investment Limited and the Core Trust Company and the cancelation and termination of the Equity Trust (as defined in the Merger Agreement), or the taking of such other action with respect to the Equity Trust that is reasonably satisfactory to Metal Sky and the Metal Sky shareholder representative.

The obligations of Future Dao and Merger Sub to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Metal Sky (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Metal Sky with its pre-closing covenants; (iii) resignation or removal of directors and officers of Metal Sky, effective as of or prior to the Closing, and delivery of such resignation letters (which are in form and substance reasonably satisfactory to Future Dao) to Future Dao; and (iv) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Metal Sky to consummate the Transactions (as defined in the Merger Agreement) or otherwise have a material adverse effect on the Transactions.

The obligation of Metal Sky to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Future Dao (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Future Dao with its pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to Future Dao that is continuing and uncured, (iv) (x) compliance in all respects material to Future Dao and its subsidiaries taken as of whole, by Future Dao and its subsidiaries with the law of the jurisdiction(s) in which it will operate its Bitcoin mining business and (y) satisfaction of all the legal requirements of the jurisdiction(s) in which it will operate its Bitcoin mining business, and (iv) delivery to SPAC of a written memorandum of legal counsel licensed in such jurisdiction(s) to the effect that (x) among all permits as applicable to the Bitcoin mining business (A) the conduct of the Bitcoin mining business in such jurisdiction may be commenced prior to the issuance by the relevant government authorities of the permits or (B) no material obstacle exists for Future Dao and/or its subsidiaries to obtain the permits in the future, and (y) among all requirements of law of such jurisdiction applicable to the Bitcoin mining business, (A) the conduct of the Bitcoin mining business may be commenced prior to compliance with the requirements with the legal requirements of such jurisdiction or (B) no material obstacle exists for Future Dao and/or its subsidiaries to become in compliance with the legal requirements in the future.

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Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The covenants under the Merger Agreement include, among other things, covenants providing for the following: (i) Future Dao’s agreement to (y) operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Metal Sky, and (z) subject to certain customary legal and other exceptions, provide Metal Sky with access to the books, records and financial records of Future Dao and its subsidiaries, and information about the operations and other affairs of Future Dao and its subsidiaries, (ii) Future Dao acknowledging and agreeing that it has no claim against the trust account established for the benefit of the shareholders of Metal Sky; and (ii) Metal Sky’s agreement to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Future Dao.

The Merger Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for (i) Metal Sky and Future Dao to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Mergers (the “Registration Statement”), including, in the case of Future Dao providing such information and responding in a timely manner to comments relating to the proxy statement, including preparation for inclusion in the proxy statement of pro forma financial statements in compliance with the requirements of Regulation S-X and the SEC, (ii) requiring Metal Sky to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Metal Sky shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) requiring the board of directors of Metal Sky to recommend to the shareholders of Metal Sky the adoption and approval of the Metal Sky transaction proposals contemplated by the Merger Agreement, (iv) prohibiting Metal Sky and Future Dao from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (v) requiring the chief executive officer of Future Dao to enter into a non-competition and non-solicitation agreement for a period of three years following the Closing Date, (vi) requiring certain shareholders of Future Dao, Metal Sky and a shareholder representative for Metal Sky to enter into a definitive Supplemental Equipment Contribution and Share Escrow Agreement providing for the pledge and escrow of certain shares by the guarantor shareholders to secure the contribution by the contributing shareholders of the additional mining equipment, (vii) requiring Future Dao, except as would not be reasonably be expected to be material to the business of Future Dao and its subsidiaries taken as a whole, to take all actions necessary to comply with the requirements of the law of the jurisdiction in which it will operate, including, but not limited to, (u) importation of mining equipment into such jurisdiction, (v) the conduct of mining and trading of cryptocurrency, (w) payment of applicable taxes and fees, (x) formation of any legal entity required in such jurisdiction, (y) application for any permits, and (z) such other action necessary to the conduct of the business in such jurisdiction, and (viii) providing for Metal Sky and Future Dao to take commercially reasonable efforts to secure from investors commitments to make private investments in public equity in the form of Future Dao Ordinary Shares or other Equity Securities of Future Dao at the Closing (the “PIPE Financing”), and providing Metal Sky with a right to consent to certain key terms of a PIPE Financing, subject to the requirement that if it fails to provide such consent, that such PIPE Financing will be made unless the sponsor of Metal Sky or its designee agrees to provide such financing on the terms of the PIPE Financing.

Representations and Warranties

The Merger Agreement contains representations and warranties of Future Dao and its subsidiaries, including Merger Sub, relating, among other things, to proper organization and qualification; Future Dao’s subsidiaries; capitalization; due authorization, performance and enforceability against Future Dao of the Merger Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; litigation and proceedings; company benefit plan; employees and independent contractors; labor matters; real property; assets; tax matters; environmental matters; brokers’ fees; intellectual property and IT security; material contracts; insurance; related party transactions; international trade and anti-corruption; books and records; supplied information; and no other representations.

The Merger Agreement contains representations and warranties of Metal Sky, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against Metal Sky of the Merger Agreement; absence of conflicts; required consents and filings; trust account; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation and proceedings; business activities; material contracts; The Nasdaq Stock Market LLC (the “Nasdaq”) listing; absence of undisclosed liabilities; tax matters; board approval; related party transactions; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; broker’s fees; and independent investigation.

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The representations and warranties made in the Merger Agreement will not survive the consummation of the Mergers.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including: (i) by mutual written consent of Metal Sky and Future Dao; (ii) by either Metal Sky or Future Dao if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers; (iii) by either Metal Sky or Future Dao if the Mergers have not occurred by 11:59 p.m., Singapore time, on December 31, 2023 (the “Termination Date”); (iv) by either Metal Sky or Future Dao upon a breach of any representations, warranties, covenants or other agreements set forth in the Merger Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 45 days’ following the receipt of notice from the non-breaching party and five business days prior to the Termination Date; (v) by either Metal Sky or Future Dao if the Metal Sky shareholder approval is not obtained at its shareholder meeting; or (vi) by Metal Sky if the Future Dao shareholder approval is not obtained or is revoked or sought to revoke by such shareholders.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Certain Related Agreements

Sponsor Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Future Dao, Metal Sky and Sponsor entered into a Voting and Support Agreement (the “Sponsor Voting and Support Agreement”), pursuant to which Sponsor agreed to, among other things, (i) attend any Metal Sky shareholder meeting to establish a quorum for the purpose of approving the Metal Sky transaction proposals; (ii) vote Metal Sky Ordinary Shares in favor of the Metal Sky transaction proposals, including the approval of the Merger Agreement and the transactions contemplated thereby; and (iii) vote all Metal Sky Ordinary Shares against (A) other than in connection with the Transactions (as defined in the Merger Agreement), any business combination agreement, merger agreement or merger (other than the Merger Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Metal Sky or any public offering of any shares of Metal Sky or, in case of a public offering only, a newly-formed holding company of Metal Sky, (B) any offer or proposal relating to any business combination transaction between Metal Sky and any other person (other than Future Dao), and (C) any amendment of the organizational documents of Metal Sky or other proposal or transaction involving Metal Sky, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Metal Sky of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement (as defined in the Merger Agreement), the Mergers or any other Transaction or change in any manner the voting rights of any class of Metal Sky’s share capital.

The foregoing description of the Sponsor Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Voting and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

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Sponsor Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, Future Dao and Sponsor entered into a Sponsor Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which Sponsor, among other things, agreed not to transfer any Future Dao Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the Future Dao Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares, thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the Future Dao Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Future Dao Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to 50% of the Future Dao Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to Future Dao’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Future Dao’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Lock-Up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Future Dao Shareholder Lock-Up and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Future Dao, Metal Sky and certain Future Dao shareholders entered into a Lock-Up and Support Agreement (the “Future Dao Shareholder Lock-Up and Support Agreement”), pursuant to which certain Future Dao shareholders agreed to, among other things, (i) attend any Future Dao shareholder meeting to establish a quorum; and (ii) vote Pre-Split Shares (as defined in the Merger Agreement) held or acquired by such Future Dao shareholder against (A) other than in connection with the Transactions, any business combination agreement, merger agreement or merger (other than the Merger Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Future Dao or any public offering of any equity securities of Future Dao, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of Future Dao or such material subsidiaries, (B) any Alternative Transaction Proposal (as defined in the Merger Agreement), (C) other than any amendment to the organizational documents of Future Dao in furtherance of Section 2.01 of the Merger Agreement, any amendment of the organizational documents of Future Dao or other proposal or transaction involving Future Dao or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval given by a shareholder of the Company, which, in each of cases (A) and (C), would be reasonably likely to, in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Future Dao of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Mergers or any other Transaction or change in any manner the voting rights of any class of Future Dao’s share capital.

Pursuant to the Future Dao Shareholder Lock-Up and Support Agreement, certain Future Dao shareholders also agreed not to transfer any Future Dao Ordinary Shares held by such Future Dao shareholder immediately after the Closing. The lock-up period applicable to the Future Dao Shareholder Locked-Up Shares will be (i) with respect to 50% of the Future Dao Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Future Dao Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to 50% of the Future Dao Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to Future Dao’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Future Dao’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

The foregoing description of the Future Dao Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Future Dao Shareholder Lock-Up and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

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Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Sponsor and certain shareholders of Future Dao, as applicable, will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Future Dao agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders of Future Dao to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. Future Dao has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Registration Rights Agreement also provides that Future Dao will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Future Dao securities or Metal Sky securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

 Equipment Contribution and Escrow Agreement

Concurrently with the execution and delivery of the Merger Agreement, Future Dao, Metal Sky and certain Future Dao shareholders entered into an Equipment Contribution and Share Escrow Agreement (the “Equipment Contribution and Share Escrow Agreement”), pursuant to which, certain shareholders of Future Dao agreed to, among other things, following the successful closings of the Mergers, contribute or cause their affiliates to contribute, additional bitcoin miners, having total computing power of 1,400,000 Thash/s, to the Surviving Company or its subsidiary, as a capital contribution to the Future Dao, without the issue of additional equity securities or other consideration to such Future Dao shareholders, on or prior to the first anniversary of the Second Effective Time (the “Obligations of the Contributing Shareholders”), and (ii) certain other shareholders of Future Dao, jointly and severally, agreed to, on or prior to the tenth Business Day following the Closing Date, pledge and escrow certain number of ordinary shares of Future Dao held by such shareholders (the “Pledged Securities”) to secure the Obligations of the Contributing Shareholders.

Pursuant to a certain Supplemental Equipment Contribution and Share Escrow Agreement to be entered into and as a condition to Closing by Future Dao, Metal Sky, certain Future Dao shareholders, a Metal Sky shareholder representative, and an escrow agent to be agreed by the parties, additional terms and conditions relating to the contribution of the additional bitcoin miners, and the creation and perfection of the security interest in the certain pledged securities shall be set out.

The foregoing description of the Equipment Contribution and Share Escrow Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and the terms of which are incorporated by reference herein.

The Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement, and Equipment Contribution and Share Escrow Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Metal Sky or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement, and Equipment Contribution and Share Escrow Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement and Equipment Contribution and Share Escrow Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement and Equipment Contribution and Share Escrow Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement and Equipment Contribution and Share Escrow Agreement should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Sponsor Voting and Support Agreement, Sponsor Lock-Up Agreement, Future Dao Shareholder Lock-Up and Support Agreement, Registration Rights Agreement and Equipment Contribution and Share Escrow Agreement, as applicable, which subsequent information may or may not be fully reflected in the Metal Sky’s public disclosures.

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Item 7.01 Regulation FD Disclosure

On April 12, 2023, Metal Sky and Future Dao issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Metal Sky and Future Dao. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Metal Sky and Future Dao intend to file a joint proxy statement/prospectus on Form F-4 with the SEC, which will include a document that serves as a proxy statement of Metal Sky. The proxy statement/prospectus will be sent to all Metal Sky shareholders in connection with Metal Sky’s solicitation of proxies for the vote by its shareholders in connection with the proposed business combination and the other matters as will be described in such proxy statement. The registration statement will also include a prospectus relating to Future Dao’s securities to be issued in connection with the proposed transaction. Metal Sky also will file other documents regarding the proposed transaction with the SEC. After the registration statement is filed and declared effective, Metal Sky will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transaction. Before making any voting decision, investors and security holders of Metal Sky are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Metal Sky through the website maintained by the SEC at www.sec.gov.

The documents filed by Metal Sky with the SEC also may be obtained free of charge upon written request to Metal Sky Star Acquisition Corporation, 132 West 31st Street, First Floor, New York, NY 10001.

Participants in Solicitation

Metal Sky, Future Dao, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Metal Sky shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Metal Sky’s shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the proposed transaction. You can find more information about Metal Sky’s directors and executive officers in Metal Sky’s final prospectus related to its initial public offering dated March 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Future Dao and Metal Sky. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Metal Sky’s securities, (ii) the risk that the transaction may not be completed by Metal Sky’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Metal Sky, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Metal Sky and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Future Dao’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Future Dao and potential difficulties in Future Dao employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against Future Dao or against Metal Sky related to the Merger Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of Future Dao’s securities on a national securities exchange, (x) the price of Metal Sky’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Future Dao operates, variations in operating performance across competitors, changes in laws and regulations affecting Future Dao’s business, Future Dao’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the amount of redemption requests made by Metal Sky’s public shareholders, (xiii) costs related to the proposed business combination, and (xiv) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Metal Sky’s registration statement on Form S-1 (File No. 333-260251), the joint proxy statement/prospectus on Form F-4 discussed above and other documents filed by Metal Sky from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Future Dao and Metal Sky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Future Dao nor Metal Sky gives any assurance that either Future Dao or Metal Sky, or the combined company, will achieve its expectations.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger, dated as of April 12, 2023
10.1	Sponsor Voting and Support Agreement, dated as of April 12, 2023
10.2	Sponsor Lock-Up Agreement, dated as of April 12, 2023
10.3	Future Dao Shareholder Lock-Up and Support Agreement, dated as of April 12, 2023
10.4	Form of Registration Rights Agreement
10.5	Equipment Contribution and Share Escrow Agreement dated as of April 12, 2023
99.1	Press Release dated April 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Metal Sky hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that Metal Sky may request confidential treatment for any such exhibits or schedules so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 17, 2023	Metal Sky Star Acquisition Corporation

	By:	/s/ Olivia He
	Name:	Olivia He
	Title:	Chief Financial Officer

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